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                                                                     EXHIBIT 4.1


                       [RAM LOGO]                                    SHARES

                   RAM HOLDINGS LTD.                   CUSIP G7368R 10 4
                                                       SEE REVERSE FOR CERTAIN DEFINITIONS
         INCORPORATED UNDER THE LAWS OF BERMUDA

THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

 FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $0.10 EACH OF
                              THE SHARE CAPITAL OF

RAM Holdings Ltd. (hereinafter called the "Company"), subject to the memorandum association and the bye-laws of the Company and transferable in accordance therewith. This certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

 Witness, the seal of the Company and the signatures of its duly authorized officers.

Dated                                                BY:   AUTHORIZED SIGNATURE

[SEAL]                       [SIGNATURE]                     [SIGNATURE]
                           -----------------               -----------------
                           SECRETARY                       DIRECTOR

                                 COUNTERSIGNED AND REGISTERED:
                                          THE BANK OF NEW YORK
                                                  (New York, NY)

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                 BY:


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                                RAM HOLDINGS LTD.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
  TEN COM  - as tenants in common               UNIF GIFT MIN ACT- _____________ Custodian ________
  TEN ENT  - as tenants by the entireties                            (Cust)                 (Minor)
  JT TEN   - as joint tenants with right                           under Uniform Gifts to Minors
             of survivorship and not as                            Act ________________
             tenants in common                                                  (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 [ _________________________ ]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated ______________________________

            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.